Exhibit 10.17


                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT
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                           HAYNES INTERNATIONAL, INC.
                              1020 West Park Avenue
                             Kokomo, Indiana  46904


                                                  February 9, 1995


Congress Financial Corporation (Central)
100 South Wacker Drive, Suite 1940
Chicago, Illinois  60606

Gentlemen:

     Congress Financial Corporation (Central) ("Lender") and Haynes International, Inc. ("Borrower") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated August 11, 1994, between Lender and Borrower (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

     Borrower has requested that Lender agree to certain amendments to the Loan Agreement and the other Financing Agreements, and Lender is willing to agree to such amendments, subject to the terms and conditions contained herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.  Definitions.  All capitalized terms used herein shall have the meanings
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assigned thereto in the Loan Agreement, unless otherwise defined herein.

     2.  Amendments.
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          (a)  Section 1.45 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:  "Intentionally omitted."

          (b) Section 2.1(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(a) Subject to, and upon the terms and conditions contained herein, Lender agrees to make Revolving Loans to Borrower from time to time in amounts requested by




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Borrower up to the amount equal to (A) the Total Availability minus (B) the outstanding Letter of Credit Accommodations and LC Loans."

          (c) Section 2.1(c) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(c) Except in Lender's discretion, the aggregate amount of the Loans and the Letter of Credit Accommodations outstanding at any time shall not exceed the Maximum Credit. In the event that the outstanding amount of any component of the Loans, or the aggregate amount of the outstanding Loans and Letter of Credit Accommodations, exceed the amounts available under the lending formulas, the LC Limit or the Maximum Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of Lender in that circumstance or on any future occasions and Borrower shall, upon demand by Lender, which may be made at any time or from time to time, immediately repay to Lender the entire amount of any such excess(es) for which payment is demanded."

          3.   Representations, Warranties and Covenants.  In addition to the
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continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

     (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendment to the Financing Agreements made by this Amendment).

     (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     4.   Conditions Precedent.  The effectiveness of the amendments contained
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herein shall be subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender and its counsel:

     (a) Lender shall have received, in form and substance satisfactory to Lender, evidence that Borrower has obtained all consents or approvals from any other persons required in order for Borrower to enter into this Amendment and to perform or comply with the terms of the arrangements as provided herein, including, without limitation, the Third Supplement to Subordinated Note Indenture, dated on or about the date thereof, each duly authorized, executed and delivered by the parties thereto;

     (b) the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower; and





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     (c)  no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     5.   Effect of this Amendment.  Except as modified pursuant hereto, no
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other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     6.   Further Assurances.  The parties hereto shall execute and deliver such
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additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     7.   Confirmation of Supplemental Indenture.  Lender hereby confirms to
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Borrower that the amendments to the Subordinated Note Indenture set forth in the
Third Supplement to Subordinated Note Indenture, dated on or about the date hereof, do not in any manner adversely affect Lender or any rights of Lender and Lender hereby consents to such amendments.

     8.   Governing Law.  The rights and obligations hereunder of each of the
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parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of Illinois (without giving effect to principles of conflicts of law).

     9.   Binding Effect.  This Amendment shall be binding upon and inure to the
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benefit of each of the parties hereto and their respective successors and assigns.

     10.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, but all of such counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender, shall become a binding agreement between Borrower and Lender.

                                   Very truly yours,

                                   HAYNES INTERNATIONAL, INC.


                                   By:  /s/ MICHAEL D. AUSTIN
                                      ------------------------------------------
                                          Michael D. Austin

                                   Title:  President
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AGREED:

CONGRESS FINANCIAL CORPORATION (CENTRAL)

By: /s/ DIANA GUZZO
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Title:   Assistant Vice President
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